UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 30, 2009

HOME SYSTEM GROUP
(Exact name of registrant as specified in its charter)

Nevada	000-49770	43-1954776
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

No. 5A, Zuanshi Ge, Fuqiang Yi Tian Ming Yuan,
Fu Tian Qu, Shenzhen City
People’s Republic of China, 518000
(Address of principal executive offices)

086-755-83570142 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant's Certifying Accountant

Effective as of June 30, 2009, Morgenstern, Svoboda & Baer CPA’s P.C. (“MS&B”) resigned as the Company's independent registered public accounting firm.

MS&B reported on the Company's consolidated financial statements for the year ended December 31, 2008 and reviewed the Company’s consolidated financial statements for the period ended March 31, 2009. For these periods and up to June 30, 2009, there were no disagreements with MS&B on any matter of accounting principle or practices, financial statement disclosure, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of MS&B, would have caused it to make reference thereto in its report on the financial statements for such years.  During such periods, there were no reportable events within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

The reports of MS&B on the financial statements of the Company for the fiscal years ended December 31, 2008 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company has provided MS&B with a copy of the foregoing disclosure and requested that MS&B provide the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the statements made by the Company in response to this item. A copy of such letter, dated June 30, 2009, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

The Company has engaged Acqavella, Chiarelli, Shuster, Berkower & Co., LLP (“Acquavella”) to assume the role of its new principal independent accountants. The decision to engage Acquavella was approved by the Board of Directors on June 29, 2009.

During the fiscal years ended December 31, 2008 and 2007 and through June 30, 2009, the Company did not consult with Acqavella on (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that may be rendered on the Company’s financial statements, and Acqavella did not provide either in a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any disagreement, as defined in Item 304 (a)(1)(v) of Regulation S-K and the related instructions, or a reportable event within the meaning set forth in Item 304 (a)(1)(V) of Regulation S-K.

Item 9.01: Financial Statements and Exhibits.

16.1	Letter from Morgenstern, Svoboda & Baer CPA’s P.C. dated June 30, 2009 to the Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOME SYSTEM GROUP

Date: June 30, 2008	By:	/s/ Fuying Wang
Fuying Wang
Chief Executive Officer